EXHIBIT 12.(b)
                                                                 --------------


                       CAPITAL MANAGEMENT INVESTMENT TRUST

        CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the annual  reports of the Capital  Management  Mid-Cap
Fund and the Capital Management Small-Cap Fund ("Funds") of the Capital Management Investment Trust on Form N-CSR for the period ended November 30, 2006, as filed with the Securities and Exchange Commission ("Report"), the undersigned, Ralph J. Scarpa, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: January 18, 2007     By:   /s/ Ralph J. Scarpa
                                 ______________________________
                                 Ralph J. Scarpa
                                 President, Principal Executive Officer and
                                 Principal Financial Officer
                                 Capital Management Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.